UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 30, 2025

Harley-Davidson Motorcycle Trust 2024-B

(Exact name of Issuing Entity as specified in its charter)

(Central Index Key Number of Issuing Entity: 0002034427)

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

(Central Index Key Number of Depositor: 0001114926)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-262475	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9850 Double R Boulevard, Suite 100, Reno, Nevada 89521
(Address of principal executive offices, including zip code)

(775) 886-3000
(Registrant’s telephone number, including area code)

9850 Double R Boulevard, Reno, Nevada 89521
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On July 30, 2025, Harley-Davidson Credit Corp. (the “Sponsor”) entered into (i) a certain Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement (the “Cavendish Purchase Agreement”) with Cavendish LLC (the “Cavendish Purchaser”), for the sale to the Cavendish Purchaser of, among other things, 47.5% of the certificate interest in the trust certificate, dated as of September 1, 2024 (the “Trust Certificate”), issued by Harley-Davidson Motorcycle Trust 2024-B (the “Trust”) to the Sponsor, (ii) a certain Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement (the “KKR 1 Purchase Agreement”) with KKR Morrow Residuals Purchaser 1 LLC (the “KKR 1 Purchaser”), for the sale to the KKR 1 Purchaser of, among other things, 25.1640275% of the certificate interest in the Trust Certificate, issued by the Trust to the Sponsor, and (iii) a certain Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement (the “KKR 2 Purchase Agreement” and, together with the KKR 1 Purchase Agreement and the Cavendish Purchase Agreement, the “Purchase Agreements”, each a “Purchase Agreement”) with KKR Morrow Residuals Purchaser 2 LLC (the “KKR 2 Purchaser” and, together with the KKR 1 Purchaser and the Cavendish Purchaser, the “Purchasers”, each a “Purchaser”), for the sale to the KKR 2 Purchaser of, among other things, 22.3359725% of the certificate interest in the Trust Certificate, issued by the Trust to the Sponsor.

The Trust Certificate was issued in connection with the Trust’s issuance and sale of certain Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), Class A-2 Motorcycle Contract Backed Notes (the “Class A-2 Notes”), Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”), and Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the “Offered Notes”), on September 25, 2024. The Offered Notes were offered and sold pursuant to the Prospectus dated September 17, 2024 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5) and relating to registration statement number 333-262475.

Pursuant to each Purchase Agreement, in addition to the sale by the Sponsor to the applicable Purchaser of certain certificate interests in the Trust Certificate, the Seller agrees to pay to the each such Purchaser on the related date of the exercise of any Redemption Option (as defined in each Purchase Agreement), an amount equal to such Purchaser’s pro rata share of the value of the pool of contracts then held by the Trust less the purchase price paid in connection with such Redemption Option, as further described in each Purchase Agreement.

None of the transactions effected by the Purchase Agreements, individually or in the aggregate, constitute a disposition of a significant amount of assets of the Sponsor and the Sponsor’s subsidiaries.

The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are included as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated by reference herein.

Item 8.01.	Other Events.

Harley-Davidson Customer Funding Corp. is filing a final execution copy of the agreements listed below as exhibits to this Current Report on Form 8-K. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

(10.1)*	Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC.

(10.2)*	Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Residuals Purchaser 1 LLC.

(10.3)*	Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Residuals Purchaser 2 LLC.

* Certain portions of this exhibit (indicated by “[REDACTED]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: August 5, 2025	By:	/s/ David Viney
David Viney
Vice President and Treasurer

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated July 30, 2025

Exhibit

Number

(10.1)*	Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC.

(10.2)*	Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Residuals Purchaser 1 LLC.

(10.3)*	Harley-Davidson Motorcycle Trusts Certificate Purchase Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Residuals Purchaser 2 LLC.

* Certain portions of this exhibit (indicated by “[REDACTED]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).